Fees Summary	Feb. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 747,246,767.79
Previously Paid Amount	0
Total Fee Amount	114,403.49
Total Offset Amount	0
Net Fee	$ 114,403.49